Annual Meeting “Expanding Our Reach” 04/30/2019 Peapack-Gladstone Bank Peapack Private Exhibit 99.1

Statement Regarding Forward-Looking Information This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Such statements are not historical facts and may include expressions about Management’s strategies and Management’s expectations about financial results, new and existing programs and products, investments, relationships, opportunities and market conditions. These statements may be identified by such forward-looking terminology as “expect,” “look,” “believe,” “anticipate,” “may,” or similar statements or variations of such terms. Actual results may differ materially from such forward-looking statements. Factors that may cause actual results to differ materially from those contemplated by such forward-looking statements include, but are not limited to 1) our inability to successfully grow our business and implement our strategic plan, including an inability to generate revenues to offset the increased personnel and other costs related to the strategic plan; 2) the impact of anticipated higher operating expenses in 2019 and beyond; 3) our inability to successfully integrate wealth management firm acquisitions; 4) our inability to manage our growth; 5) our inability to successfully integrate our expanded employee base; 6) an unexpected decline in the economy, in particular in our New Jersey and New York market areas; 7) declines in our net interest margin caused by the interest rate environment and our highly competitive market; 8) declines in the value in our investment portfolio; 9) higher than expected increases in our allowance for loan and lease losses; 10) higher than expected increases in loan and lease losses or in the level of nonperforming loans; 11) unexpected changes in interest rates; 12) an unexpected decline in real estate values within our market areas; 13) legislative and regulatory actions (including the impact of the Dodd-Frank Wall Street Reform and Consumer Protection Act, Basel III and related regulations) that may result in increased compliance costs; 14) changes in monetary policy by the Federal Reserve Board; 15) changes to legislation or policy, including tax or accounting matters; 16) successful cyberattacks against our IT infrastructure and that of our IT providers; 17) higher than expected FDIC insurance premiums; 18) adverse weather conditions; 19) our inability to successfully generate business in new geographic markets; 20) our inability to execute upon new business initiatives; 21) our lack of liquidity to fund our various cash obligations; 22) reduction in our lower-cost funding sources; 23) our inability to adapt to technological changes; 24) claims and litigation pertaining to fiduciary responsibility, environmental laws and other matters; 25) effects related to a prolonged shutdown of the federal government that could impact SBA and other government lending programs; and 26) other unexpected material adverse changes in our operations or earnings.   The Company undertakes no duty to update any forward-looking statement to conform the statement to actual results or changes in the Company’s expectations. Although we believe that the expectations reflected in the forward-looking statements are reasonable, the Company cannot guarantee future results, levels of activity, performance or achievements.

Strategic Overview and Update Peapack-Gladstone Bank

Our Strategic Plan Addressed 3 Major Headwinds We implemented our Strategic Plan – Expanding Our Reach – in early 2013. At that time, we recognized three industry headwinds: A low interest rate environment and tight spreads were likely to compress. Costs associated with compliance and risk management would increase significantly. Clients would continue to shift from traditional branches in favor of electronic delivery channels.

Historical Treasury Yields: 2-Year vs. 10-Year 3/31/2013 – 3/31/2019 Note: Market data as of March 31, 2019 Source: S&P Global Market Intelligence

Fed Funds Rate vs. 3-Year Treasury Yield 3/31/2013 – 3/31/2019 Note: Market data as of March 31, 2019; Fed Funds rate reflects effective rate per Federal Reserve Source: S&P Global Market Intelligence; Federal Reserve

Increased Commitment to Compliance and Risk Management 12/31/2012 03/31/2019 % Increase Headcount Headcount Enterprise Risk Management 7 17 242.9% Credit Risk Management 10   40 400.0% Total 17 57 335.3%

Shift to Electronic Delivery Channels (Dollars in Millions) (In Thousands)

A high-performing boutique bank, leaders in wealth, lending and deposit solutions, known nationally for our unparalleled client service, integrity and trust. Professionalism Clients First Compete to Win Invested in Our Community One Team Vision Core Principles Our Foundation

Senior Private Bankers lead a team-based approach. PGB offers a full suite of banking, commercial, advisory and wealth management services to support client financial needs. Team members focus on understanding needs, goals, and aspirations with consideration of risk tolerance, time horizon, and other traditional variables. Deliver exceptional client experience. For our high net worth individual clients, we develop, optimize, and deliver customized financial solutions aimed at helping clients create, grow, protect, and ultimately transition their wealth. For privately-owned businesses, we provide customized lending, advisory, treasury management and capital market solutions. We also provide comprehensive wealth management advice and services that includes investment, estate, tax and wealth planning considerations for business owners. “All Banking Should Be Private Banking” Private Banking Model

Grew earnings, ROE, and ROA, but not yet at destination levels. Greatly expanded our wealth management business. Transformed our balance sheet from residential to C&I. Built a “best-in-class” risk management platform. Built a comprehensive suite of products and services to better service our clients: WEALTH: financial planning, Delaware Trust capabilities, proprietary investment management, open architecture platform and family office services. BANKING: treasury management, escrow management, platinum service team, leasing capabilities, loan syndications, back-to-back swaps, SBA preferred lender, FHA lending capabilities, and corporate advisory. Supported our local communities: 200+ organizations supported, 1,500+ community service hours, $307,000 charitable donations, 430+ employees participating. NJBankers Community Service Award Recipient for 11 years (since 2008). Created an environment for our employees to succeed: American Banker Best Banks To Work 2018 award. Expanding Our Reach: What We Have Accomplished

CAGR 31% Year Over Year +13% Deposits Per Branch and Loans Per Employee Net Income / Period End FTE (Dollars in thousands) (Dollars in millions) Our People Are Very Productive

PGC Comparative Stock Price Performance 12/31/2013 – 12/31/2018 Note: Market data as of December 31, 2018 Source: S&P Global Market Intelligence Five Year Comparative Stock Price Performance: 12/31/2013 – 12/31/2018

PGC Comparative Stock Price Performance 12/31/2013 – 12/31/2018 Five Year Comparative Stock Price Performance: 12/31/2013 – 12/31/2018 Note: Market data as of December 31, 2018 Source: S&P Global Market Intelligence

PGC’s Current Valuation vs. Wealth Management Peers Note: Pricing data as of April 15, 2019; TBV and LTM EPS as reported for the twelve months ended December 31, 2018 and not pro forma for pending acquisitions Wealth Management Peers: UVSP – Univest Financial Corp., CATC – Cambridge Bancorp, BMTC – Bryn Mawr Bank Corp, and WASH – Washington Trust Bancorp Source: S&P Global Market Intelligence

2018 Results and Financial Trends Peapack-Gladstone Bank

Steady Growth: Net Income (Dollars in Millions) 5-YEAR CAGR 37% 3-YEAR CAGR 30% YOY Growth +21%

Steady Growth: Earnings Per Share (Dollars per Share) 5-YEAR CAGR 18% 3-YEAR CAGR 21% YOY Growth +14%

Steady Growth: Tangible Book Value (Dollars per Share) 5-YEAR CAGR 9% 3-YEAR CAGR 10% YOY Growth +11% * Tangible book value per share is calculated by dividing tangible equity by period end common shares outstanding. See non-GAAP financial measures reconciliation table on page 54.

Steady Growth: Wealth Management Fee Income 5-YEAR CAGR 19% 3-YEAR CAGR 25% YOY Growth +43%

1. Includes SBA Income, Swap Income, Deposit & Loan Fees, Mortgage Banking, and BOLI Wealth Management Provides a Diversified Revenue Mix Net Interest Income 72% Wealth Management Fees 21% Fees & Other Inc 7% YTD 12/31/2018 Total Non-Interest Income: 24% of Total Revenue Net Interest Income before Provision Wealth Management Fee Income Fees & Other Income 1 Total Non-Interest Income Target 35% - 45% Net Interest Income 76% Wealth Management Fees 16% Fees & Other Inc 8% YTD 12/31/2017 Total Non-Interest Income: 28% of Total Revenue

Steady Growth: Total Fee Income (Dollars in Millions) 5-YEAR CAGR 17% 3-YEAR CAGR 23% YOY Growth +28%

Note: Gross loans include loans held for sale Loan Growth (Dollars in Billions) 5 YEAR CAGR 20% 3 YEAR CAGR 10% YOY Growth +6%

C&I Loans (Dollars in Millions) YOY Growth +46% 5 YEAR CAGR 60% 3 YEAR CAGR 40%

Note: Gross loans include loans held for sale. Loan Composition: A Transformational Change MFL 29% Target 15% - 25% CRE 18% Target 15% - 20% C&I 35% Target 40% - 50% Resi / Cons 18% Target 15% - 20% Resi / Cons 53% C&I 10% CRE 23% MFL 14% As of 12/31/2018 As of 12/31/2012 Gross Loans: $1.576 billion Gross Loans: $3.933 billion No Construction Loans As of 12/31/2015 Gross Loans: $2.913 billion Resi / Cons 19% MFL 49% CRE 14% C&I 18%

Deposit Growth (Dollars in Billions) 5 YEAR CAGR 19% YOY Growth +5% 3 YEAR CAGR 10%

Considerable Growth Opportunity And Scale Gives Us Pricing Advantages *Peapack-Gladstone Financial data as of 12/31/2018; all other deposit data data as of 06/30/2018; pro forma for pending or recently completed M&A transactions; excludes non-retail branches Source: S&P Global Market Intelligence, FDIC

ROAE ROAA Additional Financial Metrics NPAs to Total Assets 2 1 Efficiency Ratio calculated by dividing total noninterest expense, by net interest income and total noninterest income. 2 The increase in NPA in 2018 was due to the addition of one healthcare real estate secured by loan, totaling $15MM, which continues to pay as agreed, and which the Company believes to be well-secured. GAAP Efficiency Ratio 1

Balance sheet risk management includes stress testing: Capital Quarterly stress testing (top down/bottom up). Remain well-capitalized under our stress scenarios. Liquidity (as of December 31, 2018) $543 million in cash and cash equivalents and securities designated as available for sale. Additional unused borrowing capacity of $1.3 billion available at the FHLB and $1.3 billion at the FRB. Quarterly stress testing. Interest Rate Quarterly stress testing. The Company’s interest rate sensitivity models indicate that the Company’s sensitivity is relatively balanced, meaning that its net interest income remains relatively stable in a rising interest rate environment. Capital, Liquidity, & Interest Rate Risk Management

CHALLENGES: Flat yield curve. Pace of digital transformation and associated risk. Changing macroeconomic data, including NJ’s fiscal challenges. Stock market volatility. Highly competitive environment for commercial loans and core deposits. Deposit repricing slowing in a flat to declining rate environment. PRIORITIES: Remain cautious, disciplined, and focused. Expand NIM principally through loan portfolio remix. Grow fee income to 35% - 45% of total bank revenue over the next 2 – 3 years. Continued focus on building out our wealth management business, organically and through acquisition. Effective use of capital to benefit shareholder return (growth, acquisition, dividend, stock repurchase). Align our acquired wealth management businesses under one integrated operating and technology platform with a common “Peapack Private” brand. Current Challenges & Priorities

Peapack Private Wealth Management www.peapackprivate.com

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Select Financial Highlights Q1 2019 Annual Meeting April 30, 2019 Peapack-Gladstone Bank

Wealth Management Assets Under Admin/Mgmt +13% to Q1 2018

Wealth Management Fee Income 22% of Revenue +10% to Q1 2018

Pre-Tax Income (in millions) +14% to Q1 2018

Net Income +6% to Q1 2018

Earnings Per Share

Return on Average Assets

Return on Average Equity

Total Loans +5% to Q1 2018

C&I Loans +41% to Q1 2018

Total Deposits +10% to Q1 2018

Non-Performing Assets Ratio (NPAs as a % of Assets) The increase in NPA in Q4 2018 was due to the addition of one healthcare real estate secured by loan, totaling $15MM, which continues to pay as agreed, and which the Company believes to be well-secured.

Tangible Book Value Per Share* * Tangible book value per share is calculated by dividing tangible equity by period end common shares outstanding. See non-GAAP financial measures reconciliation table on page 54. +10% to Q1 2018

Tangible Capital Ratio of Holding Company * Tangible equity to tangible assets is calculated by dividing tangible equity by tangible assets.  See Non-GAAP financial measures on page 54.

Regulatory Well Capitalized Standard 10.00% Holding Company Bank Regulatory Tier I and II Capital to RWA (Regulatory Total Capital to Risk Weighted Assets)

Non-GAAP Financial Measures Reconciliation (Dollars in thousands, except per share data) We believe that these non-GAAP financial measures provide information that is important to investors and that is useful in understanding our financial position, results and ratios.  Our management internally assesses our performance based, in part, on these measures.  However, these non-GAAP financial measures are supplemental and are not a substitute for an analysis based on GAAP measures.  As other companies may use different calculations for these measures, this presentation may not be comparable to other similarly titles measures reported by other companies.